MAN-GLENWOOD LEXINGTON, LLC



FINANCIAL STATEMENTS AS OF MARCH 31, 2003 AND
INDEPENDENT AUDITORS' REPORT

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INDEPENDENT AUDITORS' REPORT

To the Board of Managers and Member of
Man-Glenwood Lexington, LLC:

We have audited the accompanying statement of assets and liabilities of Man-Glenwood Lexington, LLC (the "Company"), as of March 31, 2003, and the statement of operations and changes in net assets for the period January 21, 2003 (inception) through March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2003, and the results of its operations and changes in net assets for the period January 21, 2003 (inception) through March 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
May 23, 2003

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MAN-GLENWOOD LEXINGTON, LLC

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
--------------------------------------------------------------------------------

ASSETS

CASH                                                                                                                       $100,000
                                                                                                                           --------

      Total assets                                                                                                         $100,000
                                                                                                                           ========

LIABILITIES

NET ASSETS                                                                                                                 $100,000
                                                                                                                           ========

NET ASSETS--Applicable to 1,000 units of beneficial interest outstanding                                                   $100,000
                                                                                                                           ========


NET ASSET VALUE PER UNIT (Net assets divided by 1,000 units of beneficial interest)                                        $ 100.00
                                                                                                                           ========


See notes to financial statements.


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MAN-GLENWOOD LEXINGTON, LLC

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIOD JANUARY 21, 2003 (INCEPTION) THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME                                                      $   --

EXPENSES                                                                   --
                                                                       --------


NET INVESTMENT INCOME                                                      --

PROCEEDS FROM SHARES SOLD                                               100,000
                                                                       --------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      100,000

TOTAL INCREASE IN NET ASSETS FOR THE PERIOD                            $100,000
                                                                       ========


See notes to financial statements.

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MAN-GLENWOOD LEXINGTON, LLC

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD JANUARY 21, 2003 (INCEPTION) THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------

1. ORGANIZATION

   Man-Glenwood Lexington, LLC (the "Company") was formed on January 21, 2003 as a Delaware limited liability company registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, investment management company and has had no operations through March 31, 2003 other than those relating to organizational matters and the sale and issuance of 1,000 units of beneficial interest to Glenwood Capital Investments, L.L.C. ("GCI"). The Company intends to invest substantially all of its assets in Man-Glenwood Lexington Associates Portfolio, LLC. The Company commenced operations on April 1, 2003.

   The Company intends to be treated as a partnership for Federal income tax purposes. As such, each member will be required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and items of ordinary income or loss. The Company does not presently intend to make periodic distributions of its net income or gains, if any, to its members.

   GCI assumed all organizational costs, which were approximately $27,000.

   The Company's Board of Managers approved a Services Agreement with GCI, an Investor Servicing Agreement with Man Investments Inc., an Administrative Agreement with SEI Investments Global Funds Services, a Custodian Agreement with SEI Private Trust Company, and a General Distributor's Agreement with Man Investments Inc., as explained in the Company's Prospectus.

2. SUBSEQUENT EVENTS

   Effective April 1, 2003 and May 1, 2003, the Company had subscriptions of $1,260,266 and $1,795,150, respectively.

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